UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2017

NETLIST, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33170	95-4812784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

175 Technology, Suite 150

Irvine, California 92618

(Address of Principal Executive Offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 31, 2017, Netlist, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) in Irvine, California. As of April 3, 2017, the record date for the Annual Meeting, there were 61,736,455 shares of the Company’s common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. A total of 45,582,905 shares of the Company’s common stock, which constituted a quorum, were present in person or by proxy at the Annual Meeting. Set forth below are the final voting results for each of the three proposals submitted to a vote of the Company’s stockholders at the Annual Meeting.

Proposal 1 — Election of Directors.  The Company’s stockholders elected the six persons named below as directors of the Company, each to serve until the Company’s 2018 Annual Meeting of Stockholders or until his successor is duly elected or appointed and qualified. The votes cast on Proposal 1 were as follows:

Directors	For	Withheld	Broker Non-Votes
Chun K. Hong	16,173,519	1,570,024	27,839,362
Jeff Benck	16,192,599	1,550,944	27,839,362
Charles F. Cargile	17,122,379	621,164	27,839,362
Jun S. Cho	16,189,954	1,553,589	27,839,362
Kiho Choi	16,191,854	1,551,689	27,839,362
Blake A. Welcher	16,191,705	1,551,838	27,839,362

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.  The Company’s stockholders ratified the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 30, 2017. The votes cast on Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
40,627,916	3,152,648	1,802,341	—

Proposal 3 — Approval of an Amendment to the Company’s Restated Certificate of Incorporation.  The Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of shares of the Company’s common stock that it is authorized to issue from 90,000,000 to 150,000,000. The votes cast on Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
37,456,316	7,646,075	480,514	—

Item 8.01                                           Other Events.

On June 1, 2017, the Company issued a press release announcing the election of Mr. Choi and the other directors named above at the Annual Meeting. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description
99.1	Press release dated June 1, 2017, issued by Netlist, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: June 1, 2017	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Vice President, Chief Financial Officer and Secretary